Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Supplement dated November 19, 2012
to the

Buffalo Funds®
Prospectus dated June 29, 2012

Buffalo China Fund (BUFCX)

This supplement amends the Prospectus of the Buffalo Funds dated June 29, 2012, as previously supplemented.

We are pleased to announce that on November 16, 2012, the Board of Trustees of Buffalo Funds approved a plan of reorganization (the “Reorganization”) whereby the Buffalo China Fund (the “China Fund”) will merge into the Buffalo International Fund (the “International Fund”).  The Reorganization, which is expected to be tax free to the shareholders of the China Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the China Fund to the International Fund in exchange for shares of the International Fund, as appropriate.  Shareholders of the China Fund will then receive shares of the International Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the China Fund at the time of the Reorganization.  The China Fund will then be dissolved.  These events are expected to occur on January 25, 2013.

In the next few weeks, the China Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

Please retain this Supplement with your Prospectus for reference.